EXHIBIT 10.1
AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
This Amendment No. 1 to Amended and Restated Credit Agreement, dated as of May 14, 2018 (this “Amendment”) is among Oil States International, Inc., a Delaware corporation (the “Borrower”), each of the Guarantors, the Lenders party hereto and Wells Fargo Bank, N.A. (“Wells Fargo”), as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.
INTRODUCTION
WHEREAS, the Borrower, the lenders party thereto (the “Lenders”) and the Administrative Agent are parties to the Amended and Restated Credit Agreement dated as of January 30, 2018 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”); and
WHEREAS, the Borrower has requested that the Lenders make certain amendments to the Credit Agreement as specified herein.
NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Definitions. Unless otherwise defined in this Amendment, terms used in this Amendment that are not defined herein and are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.
Section 2.    Amendments.
(a)    Section 1.01 of the Credit Agreement shall be amended by adding the following definition in the appropriate alphabetical order:
“‘Amendment No. 1 Effective Date’ shall mean May 14, 2018.”
(b)    Section 1.01 of the Credit Agreement shall be amended by replacing the definition of “EBITDA” in its entirety with the following:
“EBITDA” shall mean, for any person for any period, (a) Consolidated Net Income of such person for such period; plus (b) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) Consolidated Interest Expense for such period, (ii) consolidated income tax expense for such period, (iii) all amounts attributable to depreciation and amortization for such period, (iv) any noncash charges (including share-based compensation) or extraordinary losses for such period, (v) unamortized debt issuance costs, (vi) loss on extinguishment of Indebtedness, (vii) the non-recurring transaction costs incurred by such person associated with the Brazos Acquisition incurred prior to the Amendment No. 1 Effective Date in an aggregate amount not to exceed $10,000,000, (viii) the non-recurring transaction costs incurred by such person associated with the Project F Acquisition incurred prior to the Amendment No. 1 Effective Date in an aggregate amount not to exceed $3,000,000, and (ix) non-recurring transaction costs associated with any acquisition in an aggregate amount not to exceed (A) $5,000,000 for any such acquisition or (B) $10,000,000 for any four-fiscal quarter period; minus (c) without duplication (i) all cash payments made during such period on account of reserves, restructuring charges and other noncash charges added to Consolidated Net Income pursuant to clause (b)(iv) above in a previous period and (ii) to the extent included in determining such Consolidated Net Income, any extraordinary gains and all noncash items of income for such period, all determined for such person on a consolidated basis in accordance with GAAP; provided that, clause (ix) above shall not apply in calculating the Consolidated EBITDA of GEO-D or the Consolidated EBITDA of Project F.
(c)    Exhibit I to the Credit Agreement shall be deleted in its entirety and replaced with Exhibit I attached hereto.
Section 3.    Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that:
(a)    the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects (provided that to the extent any representation and warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date;
(b)    no Event of Default or Default has occurred and is continuing; and
(c)    (i) the execution, delivery, and performance of this Amendment are within the corporate power and authority of the Borrower and each other Loan Party and have been duly authorized by appropriate proceedings, and (ii) this Amendment constitutes a legal, valid, and binding obligation of the Borrower and each other Loan Party, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity.
Section 4.    Effectiveness. This Amendment hereof shall be made effective, and the Credit Agreement shall be amended as provided in this Amendment, upon the occurrence of the following conditions precedent:
(a)    the Administrative Agent shall have received duly and validly executed copies of this Amendment on behalf of the Borrower, the Guarantors, the Administrative Agent and Lenders constituting the Required Lenders; and
(b)    the Administrative Agent or Wells Fargo Securities, LLC, as applicable, shall have received all fees and other amounts due and payable on or prior to the date of this Amendment, including to the extent invoiced two Business Days prior to the effective date hereof, reimbursement or payment of all out-of-pocket expenses (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.
Section 5.    Reaffirmation of Guaranty and Liens; Agreement.
(a)    Each of the Borrower and each of its Subsidiaries that is listed on the signature pages to this Amendment (each, a “Guarantor”) (i) is party to a Guarantee Agreement, guaranteeing payment of the Obligations, (ii) has reviewed the Amendment and related documents, and (iii) waives any defenses to the enforcement of its Guarantee Agreement that it may have, and agrees that according to its terms such Guarantee Agreement will continue in full force and effect to guaranty the Obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and such other amounts in accordance with the terms of such Guarantee Agreement.
(b)    Each of the Borrower and each Guarantor (i) is party to certain Security Documents securing and supporting the Obligations, (ii) has reviewed the Amendment and related documents, (iii) waives any defenses that it may have to the enforcement of the Security Documents to which they are party, (iv) agrees that according to their terms the Security Documents to which it is party will continue in full force and effect to secure the Obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and (v) acknowledges, represents, and warrants that the Liens and security interests created by the Security Documents are valid and subsisting and create a first priority perfected security interest subject to Liens expressly permitted by Section 6.02 of the Credit Agreement in the Collateral to secure the Obligations.
(c)    The delivery of this Amendment does not indicate or establish a requirement that any Guarantee Agreement or Security Document requires any Guarantor’s approval of amendments to the Credit Agreement, but has been furnished as a courtesy at the Administrative Agent’s request.
Section 6.    Effect on Credit Documents.
(a)    Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed and are ratified and confirmed, and nothing herein shall act as a waiver of any of the Administrative Agent’s or Lenders’ rights and remedies under the Loan Documents, as amended, including the waiver of any Default or Event of Default, however denominated.
(b)    This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a Default or Event of Default under other Loan Documents.
Section 7.    Choice of Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
Section 8.    Miscellaneous. This Amendment may be signed in any number of counterparts, each of which shall be an original. Delivery of an executed signature page to this Amendment by facsimile transmission or other electronic means shall be as effective as delivery of a manually signed counterpart of this Amendment. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.
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BORROWER:    OIL STATES INTERNATIONAL, INC.

By:     /s/ Lloyd Hajdik
Name: Lloyd Hajdik
Title: Executive Vice President, Chief Financial Officer and Treasurer

Signature Page to Amendment No. 1
(Oil States International, Inc.)

GUARANTORS:    CAPSTAR DRILLING, INC.
CAPSTAR HOLDING, L.L.C.
OIL STATES ENERGY SERVICES HOLDING, INC.
OIL STATES ENERGY SERVICES, L.L.C.
OIL STATES MANAGEMENT, INC.
OSES INTERNATIONAL, LLC
TEMPRESS TECHNOLOGIES, INC.

By:     /s/ Lloyd Hajdik
Name: Lloyd Hajdik
Title: Vice President and Treasurer

OIL STATES INDUSTRIES, INC.
OIL STATES SKAGIT SMATCO, LLC
GEODYNAMICS, INC.

By:     /s/ Lloyd Hajdik
Name: Lloyd Hajdik
Title: Vice President and Assistant Treasurer

GD DEVELOPMENT CORPORATION

By:     /s/ Lloyd Hajdik
Name: Lloyd Hajdik
Title: Senior Vice President

OIL STATES INDUSTRIES US, INC.

By:     /s/ Alina Choun
Name: Alina Choun
Title: Vice President, Tax

Signature Page to Amendment No. 1
(Oil States International, Inc.)

WELLS FARGO BANK, N.A., as a Lender and Administrative Agent

By:     /s/ Robert Corder
Name: Robert Corder
Title: Director

ABN AMRO Capital USA LLC, as a Lender

By:     /s/ Paul Snow
Name: Paul Snow
Title: Vice President

By:     /s/ Remco Jongkind
Name: Remco Jongkind
Title: Managing Director

BANK OF AMERICA, N.A., as a Lender

By:     /s/ Tyler Ellis
Name: Tyler Ellis
Title: Director

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:     /s/ Matthew Brice
Name: Matthew Brice
Title: Vice President

Signature Page to Amendment No. 1
(Oil States International, Inc.)

JPMORGAN CHASE BANK, N.A., as a Lender

By:     /s/ Anca Loghin
Name: Anca Loghin
Title: Authorized Officer

REGIONS BANK, as a Lender

By:     /s/ David Valentine
Name: David Valentine
Title: Managing Director

ROYAL BANK OF CANADA, as a Lender

By:     /s/ Jay T. Sartain
Name: Jay T. Sartain
Title: Authorized Signatory

BARCLAYS BANK PLC, as a Lender

By:     /s/ Louise Brechin
Name: Louise Brechin
Title: Director

CADENCE BANK, N.A., as a Lender

By:     /s/ Timothy Ashe
Name: Timothy Ashe
Title: Vice President

Signature Page to Amendment No. 1
(Oil States International, Inc.)

ZB, N.A. dba AMEGY BANK, as a Lender

By:     /s/ Michael Threadgill
Name: Michael Threadgill
Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:     /s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

By:     /s/ Christopher Zybrick
Name: Christopher Zybrick
Title: Authorized Signatory

Signature Page to Amendment No. 1
(Oil States International, Inc.)